UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 20, 2002



                            HARVEY ELECTRONICS, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          NEW YORK                      1-4626                  13-1534671
------------------------------     ------------------      --------------------
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
       incorporation)                                    Identification Number)



                  205 Chubb Avenue, Lyndhurst, New Jersey 07071
-------------------------------------------------------------------------------
              (Address of principal executive office)   (Zip Code)


Registrant's telephone number, including area code:  (201) 842-0078



                                       N/A
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)



Item 4.  Changes in Registrant's Certifying Accountant

Item 304 (a) (1) Notice of independent accountants that it will not stand for re-election.

     The following information is provided pursuant to Item 304(a)(1) of Regulation S-K, and the numbering of the paragraphs below corresponds to the numbering in Item 304(a)(1) of Regulation S-K:

               (i) On February 15, 2002, Harvey Electronics, Inc. (the "Registrant") received a letter from Ernst & Young, LLP ("E&Y"), the Registrant's independent accountants, confirming that E&Y would not stand for re-election as the Registrant's independent auditor for the Registrant's fiscal year ending October 26, 2002. E&Y had been retained and did audit the Registrant's financial statements for the fiscal year ended October 27, 2001.

               (ii) The independent auditor's report on the financial statements for the two fiscal years ended October 27, 2001 and October 28, 2000 contained no adverse opinion, no disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope or accounting principles.

               (iii)Item  304(a)(1)(iii)  of Registration  S-K is not applicable to the event described in this report.

               (iv) In  connection  with the audits of the  Company's  financial statements for each of the two fiscal years ended October 27, 2001 and October 28, 2000, and in the subsequent interim period, there were no disagreements with E&Y on any matter of accounting principle or practices, financial statement disclosure, or auditing scope and procudures, which if not resolved to the satisfaction of E&Y would have caused E&Y to make reference to the matter in their report. The Company has requested E&Y to furnish a letter to the Commission stating whether it agrees with the above statements. A copy of that letter dated February 20, 2002 is filed as Exhibit 16 to this Form 8-K.

               (v) There are no reportable events pursuant to Item 304(a)(1)(v) of Regulation S-K in connection with the event described in this report.

Item 304 (a)(2) Engagement of new independent accountants.

               (i) The Registrant's board of directors, on the recommendation of the Registrant's audit committee, approved BDO Seidman, LLP, 401 Broadhollow Road, Melville, New York, as its new independent auditors (the "new accounting firm") to audit the Registrant's financial statements for the fiscal year ending October 26, 2002 and to include the respective three quarterly reviews. The Registrant, during the two most recent fiscal years and prior to engaging the new accounting firm, did not consult with the new accounting firm with regard to any of the matters listed in Regulation S-K Items 304 (a) (2) (i) or (ii).

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

     Exhibit 16. Letter from Ernst & Young LLP in connection with the disclosure under Item 4 of this report.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               HARVEY ELECTRONICS, INC.


                               By: /s/ Joseph J. Calabrese
                                   -----------------------
                               Joseph J. Calabrese, Executive Vice President Chief Financial Officer, Treasurer and Secretary


Date:  February 20, 2002